Exhibit 23(a)




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 1999 included in the Company's Form 10-K and Form 10-K/A for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.





                                        ARTHUR ANDERSEN, LLP




Cleveland, Ohio
October 29, 1999.